EXHIBIT 10.18

AMENDMENT NUMBER 3
TO THE
OCCIDENTAL PETROLEUM CORPORATION
SUPPLEMENTAL RETIREMENT PLAN II
Effective as of January 1, 2005
Amended and Restated as of November 1, 2008

The Occidental Petroleum Corporation Supplemental Retirement Plan II (Effective as of January 1, 2005, Amended and Restated as of November 1, 2008) is hereby amended as of January 1, 2011, as follows:

1.           The following new paragraphs are added following the first paragraph in the definition of “Employee” in Section 2.1(n) of the Plan:

“In addition to the individuals described above, an Employee for purposes of this Plan also shall include the following:

“(1)	Individuals who participate or are eligible to participate in the THUMS Long Beach Company Savings and Investment Plan or the THUMS Long Beach Company Pension Plan in 2008; and

“(2)	Individuals who are employed by Tidelands Oil Production Company on December 31, 2010.

“An individual described in (1) or (2) above shall be eligible to participate in this Plan if he or she meets the applicable requirements under Section 3.1, even if he or she is not eligible to participate in the Retirement Plan, provided, that in no event shall such an individual be eligible for any benefits under this Plan that are conditioned on eligibility for the Retirement Plan unless and until he or she becomes eligible for the Retirement Plan.”

2.           The following new paragraph is added at the end of Section 3.1 of the Plan:

“Notwithstanding the foregoing, an Employee who is employed by Tidelands Oil Production Company on December 31, 2010 and who meets the requirements of subsection (b) or (d) above on January 1, 2011 shall become a Participant on January 1, 2011.”

3.           Section 4.3(b)(1) is amended by deleting the term “Participant” in the first sentence therein and replacing it with “Employee.”

4.           The following new sentence is added at the end of Section 5.2(a)(1) of the Plan:

“An Employee who is employed by Tidelands Oil Production Company on December 31, 2010 and is scheduled to become a Participant on January 1, 2011 shall make such elections by December 31, 2010.”

5.           Except as amended above, the terms of the Plan as in effect prior to this amendment shall continue unchanged.

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